Acquisitions	12 Months Ended
Dec. 31, 2023
Acquisitions
Acquisitions

12 Acquisitions

Accounting policy

Goodwill, being the excess of the consideration over the net tangible and intangible assets acquired, represents benefits which do not qualify for recognition as intangible assets, including: the ability of a business to generate higher returns than individual assets; skilled workforces; and acquisition synergies that are specific to the Group. In addition, goodwill arises on the recognition of deferred tax liabilities in respect of intangible assets for which amortisation does not qualify for tax deductions.

During the year, a number of acquisitions were made. The net assets of the businesses acquired are incorporated at their fair value to the Group. The fair values of the consideration given and of the assets and liabilities acquired are summarised below.

	Fair value 2021 £m	Fair value 2022 £m	Fair value 2023 £m
Goodwill	131	269	68
Intangible assets	156	125	64
Property, plant and equipment	1	1	1
Other non-current assets	-	3	-
Current assets	4	8	3
Current liabilities	(16)	(21)	(10)
Borrowings	-	(3)	-
Deferred tax	(27)	(13)	(6)
Net assets acquired	249	369	120
Consideration (after taking account of £4m net cash acquired (2021: £8m; 2022: £6m))	249	369	120
Change in consideration deferred to future years and changes in contingent consideration relating to prior year acquisitions	(14)	4	(12)
Net cash flow	235	373	108

During 2023, RELX completed several acquisitions for total consideration of £130m (2022: £443m), or £126m (2022: £437m) adjusted for cash acquired. In 2022, this included the acquisition of investments in joint ventures and associates of £61m. Refer to note 15 for further details. Total cash spent on acquisitions was £124m (2022: £394m), excluding nil borrowings (2022: £3m of borrowings) in acquired businesses and including deferred consideration of £16m (2022: £21m) on past acquisitions.

The businesses acquired in 2023 contributed £15m to revenue, decreased adjusted operating profit by £3m, decreased net profit by £20m (after charging £17m of integration costs and amortisation of acquired intangibles) and decreased net cash inflow from operating activities by £7m for the part year under the Group’s ownership and before taking account of acquisition financing costs. Had the businesses been acquired at the beginning of the year, on a pro forma basis the Group revenues, adjusted operating profit and net profit attributable to RELX PLC shareholders for the year would have been £9,168m, £3,026m and £1,777m respectively, before taking account of acquisition financing costs.